UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 15, 2014

AMERICATOWNE Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

000-55206
(COMMISSION FILE NO.)

46-5488722
(IRS EMPLOYEE IDENTIFICATION NO.)

353 E. Six Forks Road, Suite 270, Raleigh, North Carolina 27609
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406 2713
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ X ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Registered Public Accounting Firm.

On September 15, 2014, majority shareholder of the Registrant (the "Company") dismissed YSL & Associates LLC ("YSL") as the independent registered public accounting firm for the Company effective immediately prior to its filing of its Quarterly Report on Form 10-Q for the quarter ending September 30, 2014 ("Third Quarter 10-Q"). YSL advised that due to an unexpected and a contemplated extended absence of a staff member and the extensive workload due to its tax session, it would not have the resources to provide adequate services to the Company.

From July 21, 2014 (date of employment) and through the date of this Current Report on Form 8-K, (1) there were no disagreements with YSL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of YSL, would have caused YSL to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On September 15, 2014, contemporaneous with this action and upon approval of the Company's majority shareholder, the Company engaged Yichien Yeh, CPA ("YEH"), as the Company's independent accountant to audit the Company's financial statements and to perform reviews of interim financial statements. During July 21, 2014 (date of employment), through September 15, 2014, neither the Company nor anyone acting on its behalf consulted with YSL regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by YSL on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with YSL or a reportable event with respect to YSL; (iii) the type of audit opinion that might be rendered on the Company's consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that YSL concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or (iv) Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit       Number Description

1               YSL & Associates LLC
2                Shareholder Resolution

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICATOWNE Inc.

By: /s/ Alton Perkins
Alton Perkins, Chief Executive Officer (Principal Executive Officer), Secretary and Chairman of the Board of Directors

Date: September 16, 2014